Exhibit 99.1

Community Bancorp.
September 30, 2006
Quarterly Report

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Balance Sheets
	September 30	December 31	September 30
	2006	2005	2005
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$8,823,425	$11,066,745	$9,354,463
Federal funds sold and overnight deposits	4,378,201	6,508,194	11,932

Total cash and cash equivalents	13,201,626	17,574,939	9,366,395
Securities held-to-maturity (fair value $30,789,000 at 09/30/06,
$28,444,000 at 12/31/05 and $35,331,000 at 09/30/05)	30,778,188	28,391,665	35,405,973
Securities available-for-sale	27,495,869	36,454,426	41,666,605
Restricted equity securities, at cost	3,203,350	3,252,150	3,252,150
Loans held-for-sale	1,240,998	1,586,582	1,450,143
Loans	265,415,470	250,622,955	244,129,453
Allowance for loan losses	(2,279,307)	(2,189,187)	(2,189,475)
Unearned net loan fees	(671,132)	(684,106)	(691,958)

Net loans	262,465,031	247,749,662	241,248,020
Bank premises and equipment, net	12,459,780	11,617,119	10,827,414
Accrued interest receivable	1,737,816	1,789,251	1,634,960
Other assets	5,751,305	5,411,770	5,395,000

Total assets	$358,333,963	$353,827,564	$350,246,660

Liabilities and Shareholders' Equity
Liabilities
Deposits:
Demand, non-interest bearing	$48,826,758	$45,848,972	$50,406,558
NOW and money market accounts	71,803,791	100,078,793	86,769,678
Savings	40,633,051	45,281,605	46,853,433
Time deposits, $100,000 and over	33,178,430	25,621,541	23,217,231
Other time deposits	100,966,555	77,481,500	77,102,795

Total deposits	295,408,585	294,312,411	284,349,695

Federal funds purchased and other borrowed funds	15,040,000	10,040,000	19,306,000
Repurchase agreements	14,561,094	17,347,140	15,137,414
Accrued interest and other liabilities	3,303,333	3,004,679	2,699,458

Total liabilities	328,313,012	324,704,230	321,492,567

Shareholders' Equity
Common stock - $2.50 par value; 6,000,000 shares authorized
and 4,324,606 shares issued at 09/30/06, 4,279,884 shares
issued at 12/31/05 and 4,265,943 shares issued at 09/30/05	10,811,516	10,699,709	10,664,857
Additional paid-in capital	21,854,354	21,324,481	21,128,512
Retained earnings (accumulated deficit)	346,873	165,983	(157,396)
Accumulated other comprehensive loss	(377,060)	(452,118)	(346,193)
Less: treasury stock, at cost; 209,510 shares at 09/30/06, 209,510
shares at 12/31/05, and 204,570 shares at 09/30/05	(2,614,732)	(2,614,721)	(2,535,687)

Total shareholders' equity	30,020,951	29,123,334	28,754,093

Total liabilities and shareholders' equity	$358,333,963	$353,827,564	$350,246,660

The accompanying notes are an integral part of these consolidated financial statements.

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Statements of Income
( Unaudited )

For The Third Quarter Ended September 30,	2006	2005

Interest income
Interest and fees on loans	$4,661,390	$3,969,076
Interest on debt securities
Taxable	262,517	362,627
Tax-exempt	288,563	278,276
Dividends	45,980	34,668
Interest on federal funds sold and overnight deposits	34,871	4,101

Total interest income	5,293,321	4,648,748

Interest expense
Interest on deposits	1,716,957	1,116,391
Interest on federal funds purchased and other borrowed funds	282,817	224,197
Interest on repurchase agreements	79,019	53,484

Total interest expense	2,078,793	1,394,072

Net interest income	3,214,528	3,254,676
Provision for loan losses	37,500	37,500

Net interest income after provision	3,177,028	3,217,176

Non-interest income
Service fees	352,661	335,665
Other income	438,748	485,705

Total non-interest income	791,409	821,370

Non-interest expense
Salaries and wages	1,158,325	1,128,699
Pension and other employee benefits	424,615	393,936
Occupancy expenses, net	550,917	511,020
Other expenses	927,713	863,228

Total non-interest expense	3,061,570	2,896,883

Income before income taxes	906,867	1,141,663
Applicable income taxes	142,803	223,551

Net Income	$764,064	$918,112

Earnings per share based on weighted average shares outstanding	$0.19	$0.23

Weighted average number of common shares
used in computing earnings per share	4,104,838	4,057,436

Dividends declared per share	$0.17	$0.17

Book value per share on shares outstanding at September 30,	$7.30	$7.08

The accompanying notes are an integral part of these consolidated financial statements.

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Statements of Income
( Unaudited )

For The Nine Months Ended September 30,	2006	2005

Interest income
Interest and fees on loans	$13,520,265	$11,414,627
Interest on debt securities
Taxable	849,716	1,149,355
Tax-exempt	795,495	763,160
Dividends	130,399	92,615
Interest on federal funds sold and overnight deposits	60,033	8,102

Total interest income	15,355,908	13,427,859

Interest expense
Interest on deposits	4,700,719	3,275,970
Interest on borrowed funds	603,143	481,999
Interest on repurchase agreements	239,327	134,900

Total interest expense	5,543,189	3,892,869

Net interest income	9,812,719	9,534,990
Provision for loan losses	112,500	112,500

Net interest income after provision	9,700,219	9,422,490

Non-interest income
Service fees	989,006	926,121
Other income	1,310,420	1,386,141

Total non-interest income	2,299,426	2,312,262

Non-interest expense
Salaries and wages	3,490,338	3,401,304
Pension and other employee benefits	1,263,179	1,207,244
Occupancy expenses, net	1,679,889	1,522,573
Other expenses	2,861,614	2,671,312

Total non-interest expense	9,295,020	8,802,433

Income before income taxes	2,704,625	2,932,319
Applicable income taxes	442,519	527,022

Net Income	$2,262,106	$2,405,297

Earnings per share on weighted average shares outstanding	$0.55	$0.59

Weighted average number of common shares
used in computing earnings per share	4,089,992	4,046,911

Dividends declared per share	$0.51	$0.50

Book value per share on shares outstanding at September 30,	$7.30	$7.08

The accompanying notes are an integral part of these consolidated financial statements.

Board of Directors

Community Bancorp. and Community National Bank

Thomas E. Adams, President, NPC Realty Co., Inc.
Aminta K. Conant, Manager of Operations, Lydall Thermal/Acoustical, Inc.
Jacques R. Couture, Dairy Farmer
Elwood G. Duckless, Past President, Newport Electric Co.
Michael H. Dunn, Book Dealer
Rosemary M. Lalime, Principal Broker and Owner, All Seasons Realty
Marcel M. Locke, Former Proprietor, Parkview Garage
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Dorothy R. Mitchell, Community Board Member/Consultant
Anne T. Moore, Principal Broker, The Taylor Moore Agency
Dale Wells, President, Dale Wells Building Contractor, Inc.
Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank

Executive Officers

Community Bancorp. and Community National Bank

Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Alan A. Wing, Vice President, Community Bancorp.; Executive Vice President, Community National Bank

Other Officers

Community National Bank

Kathryn M. Austin, Senior Vice President, Retail Banking
Jeanne L. Bonnell, Community Circle Director
Louise M. Bonvechio, Vice President and Cashier
Wanda J. Boomer, Vice President, Consumer Lending
Lorraine M. Brislin, Assistant Vice President and Central Vermont Offices Manager
Timothy B. Bronson, Vice President and Loan Officer
Christianne J. Bumps, Corporate Secretary, Community Bancorp. and Community National Bank
Theresa P. Carpenter, Loan Underwriting Officer
Jane P. Clark, Training Director
Hope K. Colburn, Vice President and Loan Officer
Bonnie J. Currier, Vice President and Residential Mortgage Loan Officer
R. Stephen Gurin, Jr., Regional Vice President, Central Vermont
Joanne M. Guyette, Loan Officer
Richard L. Isabelle, Regional Vice President, Caledonia County
Donna L. Kennison, Loan Officer and Troy Office Manager
Cindy L. LaGue, Assistant Vice President, Branch Administration
Rosemary M. Lalime, Vice President
France B. Lambert, Vice President, Information Technology Applications
Carmi M. Marsh, Vice President, Municipal Services
Terrie L. McQuillen, Senior Vice President, Loan Administration
Kevin F. Morehouse, Assistant Vice President and Loan Officer
Theresa B. Morin, Vice President, Security and Special Asset Administration
Candace A. Patenaude, Assistant Cashier
Kelly A. Paul, Compliance Officer
Kimico Perry, Assistant Human Resources Officer
Brandon M. Poginy, Assistant Vice President and Loan Officer
Mary Jo Rigby, Loan Officer and Island Pond Office Manager
Tracy D. Roberts, Marketing Director
Laura J. St. Onge, Newport Officer Manager
Thomas R. Zuppe, Vice President, Information Technology

Advisory Boards

Island Pond Advisory Board
Theodore J. Firestine, Roy Frizzell, Craig Goulet, Dale R. Lamere
Barton Advisory Board
Rene Desmarais, Alicia Marcotte, Daniel Roy, John C. Ruggles
Troy Advisory Board
Roland Denton, Roland Laliberty, Gary R. Taylor, Nancy Warner
St. Johnsbury Advisory Board
Ernest Begin, Robert Ide, Richard Lawrence, Bernier Mayo, Peter Murphy, Paul Wheeler
Central Vermont Advisory Board
Jeff Blow, Andrew Brewer, Carol Ellison, Beverlee Pembroke Hill, Cornelius Hogan, Francis McFaun, Candy Moot, Gus Seelig

Community Bancorp.
4811 US Route 5, PO Box 259, Derby, Vermont 05829
(802) 334-7915

Community National Bank Office Locations

Derby
4811 US Route 5, Derby, VT 05829 (802) 334-7915
derby@communitynationalbank.com

Barre
316 North Main Street, Barre, VT 05641 (802) 476-6565
barre@communitynationalbank.com

Barton
103 Church Street, Barton, Vermont 05822 (802) 525-3524
barton@communitynationalbank.com

Derby Line
69 Main Street, Derby Line, VT 05830 (802) 873-3101
derbyline@communitynationalbank.com

Island Pond
23 US Route 105, Island Pond, Vermont 05846 (802) 723-4356
islandpond@communitynationalbank.com

Montpelier
95 State Street, Montpelier, Vermont 05601 (802) 223-0598
montpelier@communitynationalbank.com

Newport
100 Main Street, Newport, Vermont 05855 (802) 334-7915
newport@communitynationalbank.com

St. Johnsbury
Price Chopper Building, 857 Memorial Drive, St. Johnsbury,
Vermont 05819 (802) 748-3605 or 1-800-327-3605
stjohnsbury@communitynationalbank.com

Troy
4245 US Route 101, Troy, Vermont 05868 (802) 744-2287
troy@communitynationalbank.com

e-mail: cnb@communitynationalbank.com

www.communitynationalbank.com

ATM service available at all locations